                                April 30, 2003
                         As Amended September 12, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                     SMITH BARNEY TELECOMMUNICATIONS TRUST
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Telecommunications Income Fund (the "fund") of Smith Barney Telecommunications Trust (the "trust"), dated April 30, 2003, as amended or supplemented from time to time, and should be read in conjunction with the fund's Prospectus. The Prospectus may be obtained from a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing or calling the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                   CONTENTS

Trustees and Officers of the Fund..........................................  2
Investment Objective and Management Policies...............................  7
Redemption and Exchange of Shares.......................................... 16
Valuation of Shares........................................................ 18
Performance Data........................................................... 19
Taxes...................................................................... 20
Additional Information..................................................... 25
Financial Statements....................................................... 25
Other Information.......................................................... 26
Appendix................................................................... 27

   The fund is a non-diversified, open-end management investment company created in response to the reorganization of American Telephone & Telegraph Company ("AT&T") to provide stockholders of AT&T with the opportunity to exchange their shares of AT&T for shares of the fund. This exchange of shares took place and the fund commenced operations on January 1, 1984. The fund's investments are primarily concentrated in the securities of issuers engaged in the telecommunications industry.

   The fund currently is closed to investors except through reinvestment of dividends or distributions from the fund. The Trustees may reopen the fund if they determine the reopening to be in the best interests of the fund and its shareholders.

                       TRUSTEES AND OFFICERS OF THE FUND

   The business affairs of the fund are managed under the direction of the Board of Trustees. The names of the Trustees and Officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The Officers of the fund are employees of organizations that provide services to the fund.

                                   TRUSTEES

                                                 Term                                     Number of
                                                  of                                      Investment
                                                Office*                                   Companies
                                                  and                                      in Fund
                                  Position(s)   Length                                     Complex        Other
                                   Held with    of Time      Principal Occupation(s)       Overseen   Directorships
Name, Address, and Age               Fund       Served       During Past Five Years       by Trustee Held by Trustee
----------------------          --------------- ------- --------------------------------- ---------- ---------------
Interested Trustee:

R. Jay Gerken**                 Chairman,        Since  Managing Director of Citigroup       219           N/A
Citigroup Asset Management      President and    2002   Global Markets Inc. ("CGM");
 ("CAM")                        Chief Executive         President and Chief Executive
399 Park Avenue                 Officer                 Officer of Smith Barney Fund
4th Floor                                               Management LLC ("SBFM"),
New York, NY 10022                                      Travelers Investment Adviser,
Age: 52                                                 Inc. ("TIA") and CitiFund
                                                        Management, Inc.

Independent Trustees:

Paul R. Ades                    Trustee          Since  Law Firm of Paul R. Ades              15           N/A
Paul R. Ades, PLLC                               1983   PLLC; Partner in law firm of
181 West Main Street                                    Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age: 62

Herbert Barg                    Trustee          Since  Retired                               42           N/A
1460 Drayton Lane                                1983
Wynnewood, PA 19096
Age: 79

Dwight B. Crane                 Trustee          Since  Professor at Harvard Business         49           N/A
Harvard Business School                          1994   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age: 65

Frank G. Hubbard                Trustee          Since  President of Avatar International     15           N/A
Avatar International Inc.                        1994   Inc. (business development)
87 Whittredge Road                                      (since 1998); Vice President of
Summit, NJ 07901                                        S&S Industries (chemical
Age: 65                                                 distribution) (1995-1998)

Jerome H. Miller                Trustee          Since  Retired                               15           N/A
c/o R. Jay Gerken                                1998
CAM
399 Park Avenue
4th Floor
New York, NY 10022
Age: 64

Ken Miller                      Trustee          Since  President of Young Stuff              15           N/A
Young Stuff Apparel Group, Inc.                  1983   Apparel Group Inc., (since
930 Fifth Avenue                                        1963)
New York, NY 10021
Age: 61

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Trustee" because he is an Officer of SBFM and certain of its affiliates.

                                   OFFICERS

                                                        Term of Office*
                                                         and Length of      Principal Occupation(s)
Name, Address, and Age     Position(s) Held with Fund     Time Served       During Past Five Years
----------------------    ----------------------------- --------------- -------------------------------
Officers
--------
Lewis E. Daidone          Senior Vice President and       Since 1995    Managing Director of CGM;
CAM                       Chief Administrative Officer                  Director and Senior Vice
125 Broad St., 11th Floor                                               President of SBFM and TIA;
New York, NY 10004                                                      Director of Citi Fund
Age: 45                                                                 Management Inc., former Chief
                                                                        Financial Officer and Treasurer
                                                                        of certain mutual funds
                                                                        associated with Citigroup Inc.

Richard L. Peteka         Chief Financial Officer and     Since 2002    Director and Head of Internal
CAM                       Treasurer                                     Control for Citigroup Asset
125 Broad Street                                                        Management ("CAM") U.S.
New York, NY 10004                                                      Mutual Fund Administration
Age: 41                                                                 from 1999-2002; Vice
                                                                        President, Treasurer and Head
                                                                        of Mutual Fund Administration
                                                                        at Oppenheimer Capital from
                                                                        1996-99

Robert E. Swab            Vice President and Investment   Since 1998    Managing Director of CGM and
CAM                       Officer                                       Investment Officer of SBFM
333 West 34th Street
New York, NY 10001
Age: 46

Martin Hanley             Investment Officer              Since 2002    Director of CGM and
CAM                                                                     Investment Officer of SBFM
333 West 34th Street
New York, NY 10001
Age: 36

Kaprel Ozsolak            Controller                      Since 2002    Vice President of CGM
CAM
125 Broad Street
New York, NY 10004
Age: 37

Christina T. Sydor        Secretary                       Since 1995    Managing Director of CGM;
CAM                                                                     General Counsel and Secretary
300 First Stamford Place                                                of SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 52

Marianne Motley           Assistant Treasurer             Since 2000    Director, Mutual Fund
CAM                                                                     Administration for CGM
125 Broad Street                                                        (since 1994)
New York, NY 10004
Age: 43

Rosemary D. Emmens        Assistant Secretary             Since 2002    Vice President and Associate
CAM                                                                     General Counsel, CAM (since
300 First Stamford Place                                                1998); Counsel, The Dreyfus
4th Floor                                                               Corporation (from 1995 to
Stamford, CT 06902                                                      1998)
Age: 33

                                                    Term of Office*
                                                     and Length of     Principal Occupation(s)
Name, Address, and Age   Position(s) Held with Fund   Time Served      During Past Five Years
----------------------   -------------------------- --------------- -----------------------------
Officers
--------
Harris Goldblat            Assistant Secretary        Since 2002    Vice President and Associate
CAM                                                                 General Counsel, CAM (since
300 First Stamford Place                                            2000); Associate, Stroock &
4th Floor                                                           Stroock & Lavan LLP (from
Stamford, CT 06902                                                  1997 to 2000)
Age: 33

Andrew Beagley*            Chief Anti-Money           Since 2002    Director, CGM (since 2000);
CAM                        Laundering Compliance                    Director of Compliance, North
125 Broad Street           Officer                                  America, CAM (since 2000);
New York, NY 10004                                                  Director of Compliance,
Age: 40                                                             Europe, the Middle East and
                                                                    Africa, CAM (1999-2000);
                                                                    Compliance Officer, Salomon
                                                                    Brothers Asset Management
                                                                    Limited, Smith Barney Global
                                                                    Capital Management Inc.,
                                                                    Salomon Brothers Asset
                                                                    Management Asia Pacific
                                                                    Limited (1997-1999)

Robert I. Frenkel          Chief Legal Officer        Since 2003    Managing Director and General
CAM                                                                 Counsel, Global Mutual Funds
300 First Stamford Place                                            for CAM (since 1994)
4th Floor
Stamford, CT 06902
Age 48

   For the calendar year ended December 31, 2002, the Trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                  Dollar Range  Aggregate Dollar Range of Equity
                                    of Equity       Securities In Registered
                                  Securities in       Investment Companies
Name of Trustee                     the Fund          Overseen by Trustee
---------------                   ------------- --------------------------------
Paul R. Ades.....................     None             Over $100,000
Herbert Barg.....................     None             None
Dwight B. Crane..................     None             Over $100,000
R. Jay Gerken....................     None             Over $100,000
Frank G. Hubbard.................     None             $10,001 - $50,000
Jerome H. Miller.................     None             $1.00 - $10,000
Ken Miller.......................     None             $10,001 - $50,000

   As of December 31, 2002, none of the above independent Trustees, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the fund.

   Each Trustee also serves as a director, trustee and/or individual general partner of certain other mutual funds for which CGM serves as distributor. As of April 1, 2003, the Trustees and officers of the trust, as a group, owned less than 1% of the fund's outstanding shares. As of April 1, 2003, to the best knowledge of the trust and the Board, no single shareholder or "group" (as that term is used in Section 13 (d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the trust.

   No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the trust for serving as an officer or Trustee of the trust. Each Trustee who is not an officer, director or employee of CGM or any of its affiliates is paid a fee by the trust of $2,500 per in-person meeting attended and $500 per telephonic meeting attended. All Trustees are reimbursed for travel and out-of-pocket expenses. For the fiscal year ended December 31, 2002, such out of pocket expenses totaled $6,072.

   For the calendar year ended December 31, 2002, the Trustees of the trust were paid the following compensation:

                             Aggregate       Aggregate      Total Pension or
                            Compensation Compensation Paid Retirement Benefits
                              from the   to Trustees from     Accrued from
  Name of Trustee              Trust       Fund Complex         the Trust
  ---------------           ------------ ----------------- -------------------
  Paul R. Ades.............    $2,750        $ 56,050              $0
  Herbert Barg.............    $2,750        $119,450              $0
  Dwight B. Crane..........    $2,750        $152,200              $0
  R. Jay Gerken**..........    $    0        $      0              $0
  Frank G. Hubbard.........    $2,750        $ 56,050              $0
  Jerome Miller............    $2,750        $ 56,060              $0
  Ken Miller...............    $2,750        $ 56,050              $0

--------
** Mr. Gerken is an "interested person" of the trust and accordingly, receives no compensation from the trust or any other investment company advised by SBAM.

   At the end of the year in which they attain age 80, Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the trust's last fiscal year, aggregate compensation paid by the trust to Trustees Emeritus totaled $48.00.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent Trustees, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

Investment Adviser--Smith Barney Fund Management LLC

   SBFM serves as investment adviser to the fund pursuant to a written investment advisory agreement (the "Advisory Agreement") with the trust. Subject to the supervision and direction of the Board of Trustees, SBFM manages the fund's portfolio in accordance with the fund's stated objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the fund. SBFM pays the salary of any officer or employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

   The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent Trustees Board with such independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Advisory Agreement, the Board, including the independent Trustees, considered the reasonableness of the advisory fee in light of relevant circumstances, including the unique aspects of the fund and the quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, fees charged by SBFM to those paid by similar funds or clients for comparable services, and expenses incurred by SBFM with respect to the fund.
The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors, including the fund's recent mandate to expand the number of portfolio securities and at the same time recognizing any limits on the availability of attractive securities within the telecommunications industry as well as taking into consideration the impact on the fund and its shareholders of generating capital gains. The Board also noted information received at regular meetings throughout the year related to fund performance and advisory services. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with SBFM. The independent Trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   SBFM is an affiliate of CGM and is an indirect wholly-owned subsidiary of Citigroup Inc. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2003 of $105 billion.

   As compensation for investment advisory services rendered, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.55% of the fund's average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002, the fund paid SBFM investment advisory fees totaling $466,066, $299,949 and $123,739, respectively.

Administrator--Smith Barney Fund Management LLC

   SBFM also serves as administrator to the fund pursuant to a written administration agreement (the "Administration Agreement"). SBFM pays the salary of any officer or employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.

   As compensation for administrative services rendered to the fund, SBFM receives a fee at the annual rate of 0.20% of the value of the fund's average daily net assets. For the fiscal years ended December 31, 2000, 2001 and 2002 the fund paid SBFM administration fees totaling $169,479, $109,072 and $44,996, respectively.

   The fund bears expenses incurred in its operation, including taxes, interest, brokerage fees and commissions, if any; fees of Trustees who are not officers, directors, shareholders or employees of Citigroup; the Securities and Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; outside auditing and legal expenses; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders, shareholders reports and meetings.

Distributor

   Effective June 5, 2000, the fund entered into a written agreement with Salomon Smith Barney, now known as CGM, located at 388 Greenwich Street, New York, New York 10013, to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the fund, the investment adviser and principal underwriter have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the code of ethics of the fund, the investment adviser and the principal underwriter are on file with the SEC.

Custodian and Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the trust on behalf of the fund. Under the custody agreement, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund. PFPC Global Fund Services, whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting functions.

Counsel and Independent Auditors

   Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the trust's independent Trustees.

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent auditors to examine and report on the trust's financial statements and highlights for the fiscal year ending December 31, 2003.

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund's investment objective and policies in the Prospectus.

   Lending of Portfolio Securities. Consistent with applicable regulations, the fund has the ability to lend its portfolio securities to brokers, dealers and other financial organizations. The fund may not lend portfolio securities to CGM or its affiliates without specific authority to do so from the SEC.

   Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the fund's securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time;
(d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the fund may return to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and is acting as a finder, a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   Borrowing. The fund is authorized to borrow money in an amount up to 33 1/3% of its total assets for extraordinary or emergency purposes (such as meeting anticipated redemptions) and to pledge its assets in connection with such borrowings. Whenever borrowings exceed 5% of the value of the fund's total assets, the fund will not purchase securities for investment.

   Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities at all times will be at least equal to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

   Short-Term Instruments. The fund may invest without limit in short-term money market instruments when SBFM believes that a defensive investment posture is advisable due to market or economic conditions. Money market instruments in which the fund may invest include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (U.S. government securities); certificates of deposit (CDs), time deposits (TDs) and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Bank Obligations. CDs are short-term negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (State Branches) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

   Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. When investing for defensive purposes, the fund may invest in short-term debt obligations of issuers that at the time of purchase are rated in the top two ratings categories for short-term debt securities by a nationally recognized statistical rating organization ("NRSRO") (such as A-2, A-1 or A-1+ by the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P") or Prime-2 or Prime-l by Moody's

Investors Service, Inc, ("Moody's")) or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings by an NRSRO. A discussion of S&P and Moody's rating categories appears in the Appendix to this SAI. The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

   Convertible Securities. Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed income securities, generally the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

   As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

   Preferred Stock. Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

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   Index-Related Securities.  The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index ("Equity Equivalents"). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to stimulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of Equity Equivalents is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

   Covered Call Options. The fund may, to a limited extent, write covered call option contracts on certain securities and purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which call option contracts have been written.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund normally will have expiration dates between three and nine months from the date they are written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as in-the-money, at-the-money and out-of-the-money, respectively. The fund may write (a) in-the-money call options when SBFM expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines, and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option for the same series on a recognized national securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases where the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

   Although the fund generally will write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A national securities exchange or the National Association of Securities Dealers, Inc. may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options which the fund will be able to write on a particular security.

   Call options may be purchased by the fund but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had previously been written). A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the fund of such a transaction may be greater than the net premium received by the fund upon writing the original option, the trust's Board of Trustees believes that it is appropriate for the fund to have the ability to make closing purchase transactions in order to limit the risks involved in writing options. SBFM also may permit the call option to be exercised.

   Non-Diversification. The fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund's assumption of large positions in the obligations of a small number of issuers may cause the fund's net asset value and yield to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following investment restrictions for the protection of shareholders. Investment restrictions 1 through 6 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the voting securities present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the fund. Investment restrictions 7 through 13 may be changed by vote of a majority of the Trustees at any time. If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in the values of assets will not constitute a violation of the restriction.

   The fund may not:

      (1) Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      (2) Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

      (3) Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies, (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      (4) Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      (5) Purchase the securities of any issuer (except U.S. government securities) if, as a result of such purchase, more than 10% of any class of securities or of the outstanding voting securities of such issuer would be held in the fund; for this purpose, all securities of an issuer shall be divided into three classes, namely, all debt securities, all preferred stock and all common stock.

      (6) Issue senior securities as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and rules, regulations and orders thereunder.

      (7) Purchase securities subject to restrictions on disposition under the 1933 Act (restricted securities), or securities without readily available market quotations, if the purchase causes more than 10% of its assets to be invested in restricted securities, securities without readily available market quotations and repurchase agreements maturing in more than seven days.

      (8) Purchase securities of companies for the purpose of exercising control.

      (9) Purchase securities on margin (except short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

      (10) Purchase securities of any issuers which together with predecessors have a record of less than three years' continuous operation, if, as a result, more than 5% of such portfolio's net assets would then be invested in such securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operations or relevant business experience.)

      (11) Invest in puts, calls, straddles, spreads, and any combination thereof (except in connection with the writing of covered call options).

      (12) Invest in oil, gas or other mineral exploration or development programs.

      (13) Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

Portfolio Turnover

   In seeking its objective, the fund does not generally engage in short-term trading but may do so when circumstances warrant. Numerous factors, including those relating to particular investments, tax considerations, covered call option writing (see "Covered Call Options"), market or economic conditions or redemptions of shares, may affect the rate at which the fund buys or sells portfolio securities from year to year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the year by the average monthly value of the fund's portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The fund has no fixed policy with respect to portfolio turnover; however, it is anticipated that the annual portfolio turnover rate in the fund generally will not exceed 50%. For the 2002 and 2001 fiscal years, the portfolio turnover rates were 0% and 2%, respectively.

Portfolio Transactions

   Decisions to buy and sell securities for the fund are made by SBFM, subject to the overall supervision and review of the trust's Board of Trustees. Portfolio securities transactions for the fund are effected by or under the supervision of SBFM.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers mark-up or mark-down. For the 2002, 2001 and 2000 fiscal years, the fund paid total brokerage commissions of $29,639, $23,353 and $23,288, respectively.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. In assessing the best overall terms available for any transactions, SBFM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund or other accounts over which SBFM or an affiliate exercises investment discretion.

   The Board of Trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The fees of SBFM under the Advisory Agreement are not reduced by reason of SBFM's receiving such brokerage and research services. Further, CGM will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   The Trustees have determined that any portfolio transaction for the fund may be executed through CGM or an affiliate of CGM, if, in the judgment of SBFM, the use of CGM is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, CGM charges the fund a commission rate consistent with that charged by CGM to comparable unaffiliated customers in similar transactions. In addition, under rules adopted by the SEC, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the Board of Trustees has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the fund of the aggregate compensation it earned on such transactions. For the fiscal years 2002, 2001 and 2000, there were no brokerage commissions paid by the fund to CGM.

   Even though investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

                       REDEMPTION AND EXCHANGE OF SHARES

Written Redemption Requests

   The trust is required to redeem shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value per share next determined.

   The fund normally transmits redemption proceeds for credit to the shareholder's account with a CGM Financial Consultant, a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent"), at no charge within three days after receipt of proper tender except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds.

   Shares held by CGM as custodian must be redeemed by submitting a written request to a CGM Financial Consultant. Shares other than those held by CGM as a custodian may be redeemed through a Service Agent or by submitting a written request for redemption to:

      Smith Barney Telecommunications Trust
      Smith Barney Telecommunications Income Fund
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI 02940-9699

   A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the fund from which the shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global Fund Services (the "sub-transfer agent") together with a redemption request. Any signature appearing on a redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or a member firm of a national securities exchange. Written requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the trust's sub-transfer agent receives all required documents in proper form.

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that the disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

Exchange Privilege

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be legally sold. Prior to any exchange, the investor should obtain and review a copy of the then current prospectus of the fund into which an exchange is being made. Prospectuses may be obtained from a Service Agent. A shareholder who has redeemed shares of the fund, through the exchange privilege or otherwise, will not be able to purchase new shares of the fund.

   Upon receipt of proper instructions and all necessary supporting documents in proper form, shares submitted for exchange are redeemed at the then current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired with such shares being subject to any applicable contingent deferred sales charge. If the account registration of the shares of the fund being acquired is identical to the registration of shares of the fund exchanged, no signature guarantee is required. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. The trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

   Except as otherwise noted below, shares of the fund may be exchanged at the net asset value next determined for Class A shares in any of the Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of fund shares are subject to minimum investment requirements and to the other requirements of the Smith Barney fund into which exchanges are made. Shareholders of the fund who wish to exchange all or a portion of their shares for Class A shares in any of the Smith Barney funds may do so without imposition of any charge. Certain shareholders may be able to exchange shares by telephone. See "Telephone Redemption and Exchange Program."

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Telephone Redemption and Exchange Program

   General. Shareholders who do not have a brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request.

   Redemptions. Redemption requests of up to $50,000 of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account pre-designated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

   Additional information regarding the telephone redemption and exchange program. Neither the trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The trust reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

   Distributions in Kind. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

                              VALUATION OF SHARES

   The fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is expected to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by the fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of such sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the most recent bid price at the close of regular trading on the NYSE on each day, or, if market quotations for those securities are not readily available, at fair market value, as determined in good faith by or under the direction of the Board of Trustees. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price, or if there is no official closing price on that day, at the last sales price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be appraised at their fair value as determined in good faith by or under the direction of the Board of Trustees.

                               PERFORMANCE DATA

   From time to time, a fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

   Average annual total return figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class's total return figures calculated in accordance with above formula assume that the maximum applicable sales charge has been deducted from the hypothetical $1,000 initial investment at the time of purchase or redemption, as applicable.

                 Period Ended December 31, 2002
                 ----------------------------
                 One Year   Five Year  Ten Year Since Inception
                 --------   ---------  -------- ---------------
                  (31.03)%*   (4.50)%*   6.34%*      11.25%*

--------
*  No sales charge applicable since only reinvestments were permitted.

Aggregate Total Return

   The aggregate total return for the fund represents the cumulative change in the value of an investment in Class A for the specified period and is computed by the following formula:

                                     ERV-P
                                     -----
                                       P

Where:   P =   a hypothetical initial payment of $1,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                 Period Ended December 31, 2002
                 ----------------------------
                 One Year   Five Year  Ten Year Since Inception
                 --------   ---------  -------- ---------------
                  (31.03)%*  (20.58)%*  84.87%*     657.77%*

--------
*  No sales charge applicable since only reinvestments were permitted.

                               AFTER-TAX RETURN

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)


                              P(1 + T)/n /= ATVD

Where:    P =   a hypothetical initial payment of $1,000.
          T =   average annual total return (after taxes on distributions).
          n =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                or 10-year period, at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

Where:     P =   a hypothetical initial payment of $1,000.
           T =   average annual total return (after taxes on distributions and redemption).
           n =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund

   The fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the fund will not be subject to United States federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   All net investment income and capital gains distributed by the fund will be reinvested automatically in additional shares of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Tax Status of the Fund's Investments

   Gain or loss on the sale of a security by the fund generally will be long-term capital gain or loss if the fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less generally will be short-term capital gain or loss. Generally, if the fund acquires a debt security at a discount, any gain upon the sale or redemption of the security will be taxable as ordinary income to the extent that such gain reflects accrued original issue discount or market discount.

   The tax consequences of the fund's covered call option transactions will depend on the nature of the underlying security. In the case of a call option on an equity or convertible debt security, the fund will receive a premium that will be treated for tax purposes as follows: no income is recognized upon the receipt of an option premium; if the option expires unexercised or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss, if the cost of the closing transaction exceeds the amount of the premium) without regard to the unrealized gain or loss in the underlying security. Any such gain or loss will be short-term, except that a loss will be long-term if the option exercise price is below market and the underlying stock has been held for more than a year. If a call option is exercised, the fund will recognize a capital gain or loss from the underlying security, and the option premium will constitute additional sales proceeds.

   The fund also will not recognize income on the receipt of an option premium on a debt security. Listed options on debt securities, however, are subject to a special mark-to-market system governing the taxation of so-called "Section 1256 contracts," which include listed options on debt securities (including U.S. government securities), options on certain stock indices and certain foreign currencies. In general, gain or loss on Section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any
Section 1256 contracts held at the end of a taxable year (and, for purposes of the 4% excise tax, on October 31 of each year) will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. Both the realized gain or loss and the unrealized taxable year-end gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time that a particular position is actually held by the fund.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income do not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations will be eligible for the deduction for dividends received by corporations, provided that the fund satisfies certain holding period requirements in respect of such stock and that the acquisition of such stock was not debt-financed. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding The fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

   Other Taxes. Distributions may also be subject to additional state, local and foreign taxation depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

Backup Withholding

   If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a Federal backup withholding tax with respect to (a) dividends and distributions and (b) the proceeds of any redemptions or exchanges of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

                            ADDITIONAL INFORMATION

   The trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated June 2, 1983 (the "Trust Agreement") which was amended and restated on November 5, 1992. On October 14, 1994, the trust and the fund changed their names to Smith Barney Telecommunications Trust and Smith Barney Telecommunications Income Fund, respectively.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Description of Shares

   The Trust Agreement permits the Trustees of the trust to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

   Pursuant to the Trust Agreement, the fund's Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended December 31, 2002 was filed on February 28, 2003 and is incorporated in its entirety by reference, Accession No. 000113328-03-000047.

                               OTHER INFORMATION

   Styles of Fund Management. In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX

   The following is a description of the two highest ratings categories of NRSROs for commercial paper:

   The rating A-l is the highest commercial paper rating assigned by S&P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA- or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-l is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationship which exists with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. short term ratings apply to debt obligations that have a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner. Fitch's short-term rates are as follows: F1+ indicates issues regarded as having the strongest capacity for timely payments of financial commitments. The + denotes an exceptionally strong credit feature. The F-2 rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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